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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2006

                            COLLECTORS UNIVERSE, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                  0-27887            33-0846191
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    (State or other jurisdiction     (Commission          (IRS Employer
          of incorporation)          File Number)      Identification No.)

        921 E. Alton Avenue, Santa Ana, California            92705
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         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

         On August 16, 2006, Collectors Universe, Inc. issued a press release announcing that its Board of Directors had, pursuant to its previously announced dividend policy, declared the Company's regular quarterly cash dividend in the amount of $0.08 per common share for the first quarter of fiscal 2007, ending September 30, 2006. The dividend will be paid on September 12, 2006 to stockholders of record on August 29, 2006. A copy of that press release is attached as Exhibit 99.1 to, and by this reference is incorporated into, this Current Report on Form 8-K.

         As stated in its press release, the declaration of cash dividends in the future, pursuant to the Company's dividend policy, is subject to determination each quarter by the Board of Directors based on a number of factors, including the Company's financial performance and its available cash resources. Also, it could become necessary for the Company to obtain the consent of its lender under its bank loan agreement in order to pay cash dividends in the future and for these reasons, as well as others, there can be no assurance that that the Board of Directors will not decide to reduce the amount, or suspend or discontinue the payment, of cash dividends in the future.

         In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (d)     Exhibits.

              Exhibit No.                        Description
              -----------   ----------------------------------------------------
                 99.1       Press release issued August 16, 2006, announcing the
                            declaration by Collectors Universe, Inc. of its regular quarterly cash dividend, of $0.08 per common share, for the first quarter of fiscal 2007, ending
                            September 30, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     COLLECTORS UNIVERSE, INC.


Dated:  August 16, 2006                              By: /s/ JOSEPH J. WALLACE
                                                         -----------------------
                                                         Joseph J. Wallace,
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit No.                        Description
 -----------  ------------------------------------------------------------------
    99.1 Press release issued August 16, 2006, announcing the declaration by Collectors Universe, Inc. of its regular quarterly cash dividend, of $0.08 per common share, for the first quarter of fiscal 2007, ending September 30, 2006.

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